UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act 1934

Date of Report (Date of earliest event reported): November 1, 2010

GLOBALSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33117	41-2116508
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

300 Holiday Square Blvd., Covington, Louisiana	70433
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (985) 335-1500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2010, the Board of Directors of Globalstar, Inc. (the “Company”) appointed Joseph F. Barnett as Vice President and Chief Accounting Officer.

Mr. Barnett, age 34, is a Certified Public Accountant and has served as a Vice President of the Company working with the transition accounting team since August 2010.  Previously, he served in various audit functions with KPMG LLP since 1998, including most recently as Senior Manager – Audit from October 2004 until joining the Company.

There are no family relationships between Mr. Barnett and any director or executive officer of the Company, and he has no direct or indirect material interest in any transactions with the Company.

Stuart Mar relinquished his duties as chief accounting officer upon Mr. Barnett’s appointment.  In addition, November 1, 2010 was Fuad Ahmad’s last day of employment with Globalstar.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSTAR. INC.

/s/ Richard S. Roberts
Richard S. Roberts
Corporate Secretary

Date: November 5, 2010